          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 1999
                                                     REGISTRATION NO. 333-______
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                  ------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                  ------------------

                          CYPROS PHARMACEUTICAL CORPORATION
                (Exact name of Registrant as specified in its charter)

                                  ------------------

                California                               33-0476164
       (State or other jurisdiction                   (I.R.S. Employer
     of incorporation or organization)             Identification Number)

          2714 Loker Avenue West                            92008
           Carlsbad, California                          (Zip code)
 (Address of principal executive offices)

                                  ------------------

                                1992 STOCK OPTION PLAN
                  1993 NON-EMPLOYEE DIRECTORS' EQUITY INCENTIVE PLAN
                              (Full title of the plans)

                                  ------------------

                                   David W. Nassif
                   Senior Vice President, Chief Financial Officer
                                    and Secretary
                          CYPROS PHARMACEUTICAL CORPORATION
                                2714 Loker Avenue West
                              Carlsbad, California 92008
                       (Name and address of agent for service)

                                    (760) 929-9500
            (Telephone number, including area code, of agent for service)

                                  ------------------

                                      Copies to:

                          M. Wainwright Fishburn, Jr., Esq.
                                Blake T. Bilstad, Esq.
                                  COOLEY GODWARD LLP
                           4365 Executive Drive, Suite 1100
                             San Diego, California 92121
                                    (619) 550-6000

                           CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED          PROPOSED
                                                                 MAXIMUM            MAXIMUM
         TITLE OF SECURITIES                AMOUNT TO         OFFERING PRICE       AGGREGATE           AMOUNT OF
           TO BE REGISTERED               BE REGISTERED       PER SHARE (2)   OFFERING PRICE (2)   REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
   Common Stock, no par value           600,000 shares(1)        $2.3437          $1,406,220            $391
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

     (1) Represents the additional number of shares authorized for issuance under the 1992 Stock Option Plan (500,000 shares) and the 1993 Non-Employee Directors' Equity Incentive Plan (100,000 shares).

     (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and the aggregate offering price are calculated on the average of the high and low sales prices of Registrant's Common Stock on June 18, 1999 as reported on the American Stock Exchange.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
                                STATEMENTS ON FORM S-8


     The contents of Registration Statements on Form S-8 Nos. 33-60194, 33-72622 and 33-91254 filed with the Securities and Exchange Commission on March 29, 1993, December 8, 1993 and April 17, 1995, respectively, are incorporated by reference herein.


ITEM 8.  EXHIBITS.

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
     4.1            Restated Articles of Incorporation of the Registrant. (1)

     4.2            Amendment to Restated Articles of Incorporation of the
                    Registrant. (2)

     4.3            Bylaws of the Registrant. (1)

     4.4            Certificate of Adoption of Bylaw Amendment of the
                    Registrant. (3)

     4.5            Specimen stock certificate. (1)

     5.1            Opinion of Cooley Godward LLP.

     23.1           Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

     24.1           Power of Attorney is contained on the signature pages.

     99.1           1992 Stock Option Plan, as amended on February 10, 1998. (3)

     99.2 1993 Non-Employee Directors' Equity Incentive Plan, as amended on February 16, 1999.

-------------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-51682) on September 4, 1992, and incorporated herein by reference.
(2) Filed as an exhibit to the Registrant's Form 10-Q for the period ended January 31, 1995, and incorporated herein by reference.
(3) Filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended July 31, 1998, and incorporated herein by reference.


                                          2.

                                      SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, on June 18, 1999.

                         CYPROS PHARMACEUTICAL CORPORATION

                         By:/s/ Paul J. Marangos, Ph.D.
                            ----------------------------------------------------
                                   Paul J. Marangos, Ph.D.
                                   Chairman of the Board, President and Chief
                                   Executive Officer
                                   (PRINCIPAL EXECUTIVE OFFICER)

                                  POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul J. Marangos and David W. Nassif, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



/s/ Paul J. Marangos, Ph.D.       Chairman of the Board,           June 18, 1999
-------------------------------   President and Chief Executive
Paul J. Marangos, Ph.D.           Officer  (PRINCIPAL EXECUTIVE
                                  OFFICER)

/s/ David W. Nassif               Senior Vice President, Chief     June 18, 1999
-------------------------------   Financial Officer and
David W. Nassif                   Secretary  (PRINCIPAL
                                  FINANCIAL AND ACCOUNTING
                                  OFFICER


/s/ Robert F. Allnutt             Director                         June 18, 1999
-------------------------------
Robert F. Allnutt


/s/ Digby W. Barrios              Director                         June 18, 1999
-------------------------------
Digby W. Barrios


/s/ Virgil D. Thompson            Director                         June 18, 1999
-------------------------------
Virgil D. Thompson


/s/ Robert A. Vukovich, Ph.D.     Director                         June 18, 1999
-------------------------------
Robert A. Vukovich, Ph.D.


                                          3.

                                    EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
     4.1            Restated Articles of Incorporation of the Registrant.(1)

     4.2            Amendment to Restated Articles of Incorporation of the
                    Registrant. (2)

     4.3            Bylaws, as amended, of the Registrant.

     4.4            Specimen stock certificate. (1)

     5.1            Opinion of Cooley Godward LLP.

     23.1           Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

     24.1           Power of Attorney is contained on the signature pages.

     99.1           1992 Stock Option Plan, as amended on February 10, 1998. (3)

     99.2 1993 Non-Employee Directors' Equity Incentive Plan, as amended on February 16, 1999.

--------------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-51682) on September 4, 1992 and incorporated herein by reference.
(2) Filed as an exhibit to the Registrant's Form 10-Q for the period ended January 31, 1995, and incorporated herein by reference.
(3) Filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended July 31, 1998, and incorporated herein by reference.


                                          4.